Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 10 – COMMITMENTS AND CONTINGENCIES:

A. Royalties to the IIA

In September 2019, the IIA approved an application that supports upgrading the Company’s manufacturing capabilities for an aggregate budget of NIS 4,880,603 (approximately $1,500,000). The IIA committed to fund 60% of the approved budget. Eventually the project budget concluded in the aggregate amount of NIS 4,623,142 (approximately $1,333). The program is for the period beginning October 2019 through November 2020 and the Company received total funds in the amount of NIS 2,773,885 (approximately $809) from the IIA, which were recorded as part of the IIA participation and were deducted from research and development (“R&D”) expenses.

In October 2023, the IIA approved a support of another development project of the Company at an aggregate budget of NIS 3,850,869 (approximately $1,062). The IIA committed to fund 40% of the approved budget. The program is for the period beginning January 2024 through March 2025, and as of June 30, 2025, the Company received total funds in the amount of NIS 1,300,171 (approximately $351) from the IIA, which were recorded as part of the IIA participation and were deducted from the R&D expenses.

According to the agreements with the IIA, the Company will pay royalties of 3% of sales up to an amount equal to the accumulated grant received linked to the U.S. dollar and bearing interest at an annual rate of SOFR. Repayment of the grants are contingent upon the successful completion of the Company’s R&D programs and generating sales. The Company has no obligation to repay these grants if the R&D programs fail, are unsuccessful or aborted, or if no sales are generated.

The Company has generated sales as of June 30, 2025; therefore, a liability in the amount of $9 was recorded against cost of sales expenses. As of June 30, 2025, the maximum obligation with respect to the grants received from the IIA, contingent upon entitled future sales, is $1,161 plus SOFR interest.

The Company has obligations regarding know-how, technology, or products, not to transfer the information, rights thereon and production rights which derive from the research and development without the IIA Research Committee approval.

B. Legal Claims

In the normal course of business, various legal claims and other contingent matters may arise. Management believes that any liability that may arise from such matters would not have a material adverse effect on the Company’s results of operations or financial condition as of and for the six month period ended June 30, 2025.

On December 12, 2021, the Company terminated its employment agreement with Dr. Udi Nussinovitch, one of its founders who served as the Company’s Chief Scientific Officer since March 2018. On February 24, 2022, the Company sued Mr. Nussinovitch for breach of good faith and breach of his fiduciary duties as a shareholder and former officer of the Company. On November 9, 2022, the Company received notice of a complaint filed by Mr. Nussinovitch, as well as a complaint filed with the regional labor court in Tel Aviv, Israel on November 8, 2022. Mr. has alleged certain deficiencies in the Company’s Extraordinary General Meeting of Shareholders held on Friday, December 17, 2021, resulting from his status as a minority shareholder. In addition, with respect to the labor dispute, Mr. Nussinovitch is seeking renumeration and the issuance of Ordinary Shares. A partial hearing was held in the regional labor court on July 19, 2023, and the parties were required by the court to file their positions on a stay of the proceeding pending the decision on the case initiated by the plaintiff in the District Court.

A pre-trial hearing was held in the district court on January 21, 2024. During the hearing, the court suggested that the parties consider resolving the case through an out-of-court arrangement or mediation. The parties agreed to a mediation process which did not succeed. On January 7, 2025, Mr. Nussinovitch filed a motion to amend his Statement of Claim, requesting to modify the requested relief. Instead of the original remedies sought, Mr. Nussinovitch requested that the Company, or Mr. Ben Noon and Mr. Hayon, purchase all of his rights and shares in the Company at their average value from the date of the Company’s initial public offering until the date of the general meeting held on December 17, 2021. On January 13, 2025, a pretrial hearing was held. The court denied Mr. Nussinovitch’s motion to amend and instructed him to notify whether he wishes to withdraw his original claim or maintain it. Mr. Nussinovitch’s notified the court that he intended to proceed with the original claim in its current form. On May 7, 2025, the court issued its decision on the motion to dismiss. The judge ruled that the claim would be partially dismissed and that the continuation of the proceedings would be contingent upon payment of court fees. The court ordered the dismissal of remedies that Mr. Nussinovitch’s himself had clarified were no longer relevant and further determined that the declaratory remedies would remain in the claim and ruled that Mr. Nussinuvich must pay court fees in connection with the operative remedy regarding Mr. Nussinovich’s entitlement to receive the benefits granted to the controlling shareholders and the allocation of restricted shares. On June 26, 2025, Mr. Nussinovich submitted a notice to the court detailing the calculation of the claim value in relation to the operative remedies.

According to Mr. Nussinovich’s calculations, the value of the restricted shares he was entitled to receive amounts to NIS 5,751,714. Based on this valuation, Mr. Nussinovich paid court fees in the amount of NIS 143,493.A preliminary hearing in the case was held on September 8, 2025, during which the court set deadlines for the filing of witness statements. On September 18, 2025, Mr. Nussinovich notified the court of his consent to dismiss the claim against the directors of the Company. On September 21, 2025, the court rendered a judgment dismissing the claim against the Company’s directors.

As of the date of these Financial Statements, the Company believes that the claims will result in no disbursement of monetary payments by the Company.